UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2005

HAUSER, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-17174	84-0926801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Stutman, Treister & Glatt Professional Corporation, 1901 Avenue of the Stars, Suite 1200, Los Angeles, CA		90067
(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code:		(310) 228-5600

Registrant’s Former Address:		840 Apollo Street, Suite 209 El Segundo, California 90245

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the order of the United States Bankruptcy Court for the Central District of California confirming the Fourth Amended Joint Chapter 11 Plan of Reorganization as modified (the “Plan”) in the chapter 11 bankruptcy cases of Hauser, Inc. and its wholly-owned subsidiaries (“Hauser”), the Plan became effective on January 12, 2005.  In accordance therewith, Hauser filed Form 15 with the United States Securities and Exchange Commission (“SEC”) on January 12, 2005, notifying the SEC of, and terminating its responsibilities to file public reports with the SEC in accordance with Rule 12g-4(a)(1)(i) and Rule 12h-3(b)(1)(i) of the Securities Exchange Act of 1934.  Hauser announced its dissolution and the filing of its Form 15 in the press release attached hereto.

Item 9.01.                                          Financial Statements and Exhibits.

99.1                           Press Release, dated January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUSER, INC.

Dated: January 12, 2005	By:	/s/ Kenneth C. Cleveland
		Name:	Kenneth C. Cleveland
		Title:	Former President and Chief Executive
Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 12, 2005.